                                                                    EXHIBIT 99.1


[EL PASO LOGO]

                                STRATEGIC REPOSITIONING PLAN

                                                MAY 29, 2002

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
----------------------------------------------------------------  [EL PASO LOGO]


This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including the company's success in implementing the strategic repositioning plan discussed here. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that the anticipated future results will be achieved. Reference should be made to the company's (and its affiliates') Securities and Exchange Commission filings for additional important factors that may affect actual results. This presentation does not constitute an offer of any securities for sale.


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EL PASO'S SITUATION
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o    El Paso is extremely well positioned for long-term trends in the natural gas industry

o E&P results are very good and drilling backlog is excellent. LNG strategy offers significant long-term growth; strong demand for new U.S. infrastructure

o Merchant Energy has grown rapidly and has established leading position in natural gas trading arena

o Trading activity too large given credit requirements and attractive portfolio of natural gas investments

o Stronger balance sheet needed in light of current environment and to pursue growth opportunities

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STRATEGIC REPOSITIONING PLAN
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o    Restructure Merchant Energy

     - Limit energy trading's call on credit and liquidity; investment in trading portfolio no more than $1 billion

     -    Downsize trading staff by 50% and reduce costs by $150 MM

     -    Separate into three division: Power, Petroleum and LNG, Energy Trading

     - Move towards limiting future non-cash mark-to-market earnings to approximately 5% of total corporate earnings

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MERCHANT ENERGY
RESTRUCTURING OBJECTIVES
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o    Limit financial commitment to energy marketing and trading activities

o    Improve earnings quality

     -    Increase recurring earnings

     -    Simplify financial reporting

o    Narrow scope of activity to most attractive businesses

o    Align cost structure with more limited strategy

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STRATEGIC REPOSITIONING PLAN
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o    Strengthen credit profile further

     -    Issue $1.5 billion of equity

     -    Sell San Juan gathering assets to EPN (approximately $800 million)

     - Implement company-wide annualized cost reductions of $300 MM (including Merchant)

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STRATEGIC REPOSITIONING PLAN
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o    Concentrate investment in core natural gas assets

     -    Increase investment in E&P to $2.3 billion in 2002 and 2003

     -    Pursue active LNG strategy

     - Continue aggressive pipeline and midstream infrastructure investment program

     -    Target hedging at less than 50% one year forward

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SIGNIFICANT PROGRESS ON
BALANCE SHEET ENHANCEMENT PROGRAM
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o    Issued $862 MM of common equity

o    Eliminated ratings triggers on $3 billion of securities

o    Completed sale of $1 billion of oil and gas assets

o    Completed sale of $750 MM of assets to EPN

o    Reduced net capital expenditures to $3 billion in 2002

o    Downsized trading portfolio

EARNINGS PER SHARE IMPACT OF PLAN
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
                            2002            2003
                        ----------      ----------
Current estimate           $3.30           $3.70
Revised projection      $2.60-2.75      $2.75-2.90

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KEY FINANCIAL METRICS
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o    Principal financial objectives

     -    Double-digit average EPS growth over next five years

     -    High returns on equity

o    Maintain strong investment grade credit rating

o    Increase leverage to natural gas prices

                                                                REVISED
                                               PREVIOUS          PLAN
                                               --------         -------
2002 EPS change for $.10/Mcf change             $0.015          $0.025
2003 EPS change for $.10/Mcf change              0.030           0.050

                        MERCHANT ENERGY REVIEW


                                                                  [EL PASO LOGO]

CURRENT MERCHANT ENERGY
ENVIRONMENT
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o    Energy trading and marketing business undergoing tremendous change

o    Outlook for energy trading is less favorable

     -    Cost of capital increasing significantly

     -    Reduced value of long-term risk management business

     -    Liquidity has decreased

o    Merchant Energy restructuring will reduce earnings

     -    Less long-term business

     -    Reduced capital investment


                                                                              12

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RECONCILIATION OF
2002E MERCHANT EBIT
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                                                      $ MILLIONS


                                     REVISED
                                     ESTIMATE
                        ORIGINAL  --------------
                        ESTIMATE   LOW     HIGH    COMMENTS
                        --------  -----   ------   -----------------------------
Power assets             $  775   $ 660   $  660   Brazilian power prices and no
                                                   Argentine contribution

Petroleum/LNG assets         95    (160)     (60)  Weak refining margins, coal
                                                   write-down $27 MM

Trading and marketing       630     400      425   Downsize of business, 10-year
                                                   liquidity standard
                         ------   -----   ------
Total                    $1,500   $ 900   $1,025
                         ======   =====   ======


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2002E EARNINGS PER SHARE
RECONCILIATION
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
PRIOR GUIDANCE                            $3.30    $3.30

MERCHANT ENERGY
   -  Refining margins                     (.28)    (.16)
   -  Weaker trading/customer activity     (.25)    (.22)
   -  International power                  (.12)    (.12)

EQUITY ISSUANCE                            (.05)    (.05)
                                          -----    -----
REVISED PROJECTION                        $2.60    $2.75
                                          =====    =====

                                KEY CONSOLIDATED
                                FINANCIAL RESULTS


                                                                  [EL PASO LOGO]

EBIT PROJECTIONS
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                                                      $ MILLIONS


                                 2002E           2003E
                             ------------    ------------
Pipelines                       $1,400          $1,490
Production                         950           1,170

Power                             660             460
Petroleum/LNG                  (160)-(60)        15-115
Trading                         400-425         400-425
                             ------------    ------------
    Subtotal Merchant          900-1,025       875-1,000

Field Services                    235             190
Corporate and Other               (50)            (70)
                             ------------    ------------
    Total                    $3,435-3,560    $3,655-3,780
                             ============    ============


                                                                              16

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CASH FLOW PROJECTIONS
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                                                      $ MILLIONS


                                    2002E      2003E
                                   ------     ------
Pro format net income*             $1,540     $1,710
DD&A                                1,555      1,500
Deferred taxes                        520        650
                                   ------     ------
    Total after-tax cash flow      $3,615     $3,860
                                   ======     ======


----------

* Assumes mid-point of projected EPS range.


                                                                              17

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PROJECTED 2002E NET CAPITAL SPENDING
----------------------------------------------------------------  [EL PASO LOGO]
                                                      $ MILLIONS


                             MAINTENANCE    DISCRETIONARY       TOTAL
                             -----------    -------------       ------
Pipelines                       $  420          $  560          $  980
Production                         885           1,440           2,325
Merchant                           280            (830)*          (550)
Field Services                      80              80             160
Corporate and Other                 60              40             100
                                ------          ------          ------
    Total                       $1,725          $1,290          $3,015
                                ======          ======          ======


----------

* Includes non-recourse project financing in Brazil and asset sales in Merchant activities.


                                                                              18

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PROJECTED BALANCE SHEET
----------------------------------------------------------------  [EL PASO LOGO]
                                                      $ BILLIONS


                                 03/31/02    ADJUSTMENTS(1)  12/31/02E
                                 --------    --------------  ---------
Net debt                           $16.5         $(3.5)        $13.0
Minority interest + preferred        4.2          (0.4)          3.8
Common equity                        9.4           2.5          11.9
Total equity                        13.5           2.2          15.7
Total capitalization                30.0            --          28.7

Net debt/capital                      55%                         45%
Net debt + Electron and
Gemstone/capital                      58%                         49%

----------

(1) Includes equity offering, asset sales, conversion of Feline Prides, and results of operating activities.


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
[EL PASO LOGO]


                                STRATEGIC REPOSITIONING PLAN

                                                MAY 29, 2002


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